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                                                       Deutsche Asset Management

Quality Cash Reserve Prime Shares
A Class of the Prime Shares of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.


Supplement dated March 30, 2001 to Prospectuses dated August 1, 2000

The following supplements the 'Objectives and Strategies' section under the heading 'Investment Summary' in the Prospectus:

The Fund may also invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies in accordance with applicable regulations. The Fund may invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a nationally recognized statistical rating agency.



               Please Retain This Supplement for Future Reference



CUSIP:
014.470.884


                                                      A Member of the
                                                      Deutsche Bank Group (LOGO)